UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2016

ARTEC GLOBAL MEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-186732	99-0381772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 E William St., Suite 204, Carson City, NV 89701

(Address of Principal Executive Offices) (Zip Code)

(844) 505-2285

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of the Credit Facility Arrangement with TCA Global Credit Master Fund, LP

As of November 18, 2016, Artec Global Media, Inc. (the “Company”) entered into an amendment of the credit facility arrangement that the Company previously entered into with TCA Global Credit Master Fund, LP (“TCA”) on December 24, 2015 (such amendment, the “Amendment”). As part of the Amendment, TCA agreed to release an additional $450,000, subject to certain terms and conditions, of which $300,000 was released as of December 30, 2016 (the Company used $100,000 of this amount to supply working capital to Silo Marketing & Funding LLC, a Delaware limited liability company (“Silo”), which the Company acquired as described under the heading “Acquisition of Silo Marketing & Funding LLC” below), with the remaining $150,000 held in reserve by TCA. The Company has granted TCA a first priority security interest in all of the Company’s assets.

As part of the Amendment, (i) the maturity dates of the three convertible promissory notes (each in the amount of $105,000) that the Company issued to TCA on December 24, 2015 were extended to May 18, 2017, August 18, 2017 and November 18, 2017, respectively, and (ii) TCA acknowledged and agreed that TCA has waived any and all defaults and/or events of default that occurred prior to November 18, 2016, and that none of such waived defaults or waived events of default shall be the basis, in whole or in part, for any future default or event of default.

In connection with the Amendment, the Company agreed to pay certain fees to TCA and certain of its affiliates and, on December 30, 2016, the Company issued to TCA (i) three convertible promissory notes (each in the amount of approximately $66,667) maturing on May 18, 2017, August 18, 2017 and November 18, 2017, respectively, and (ii) one (1) share of Series X preferred stock of the Company. A description of the Series X preferred stock of the Company is included under Item 3.03 below.

The Company previously filed as exhibits to the Company’s Form 10-K for the fiscal year ended January 31, 2016 copies of the material definitive agreements that the Company entered into with TCA on December 24, 2015. Copies of the material definitive agreements that the Company entered into with TCA as of November 18, 2016 in connection with the Amendment are filed as exhibits to this Form 8-K.

Acquisition of Silo Marketing & Funding LLC

As of December 30, 2016, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Elizabeth Honeycutt and Peter Corrao (collectively, the “Sellers”) to acquire from the Sellers a 100% interest in Silo, including all of the membership interests in Silo. The Company completed that acquisition on December 30, 2016. In accordance with the Purchase Agreement, and as full consideration for the acquisition, on December 30, 2016 the Company issued to the Sellers 250 shares of Series S convertible preferred stock of the Company, which, in the aggregate, may be converted into up to 25% (after giving effect to such conversion) of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), on the date of conversion. A description of the Series S convertible preferred stock of the Company is included under Item 3.03 below. In addition, in accordance with the Purchase Agreement, the Company supplied $100,000 of working capital to Silo on December 30, 2016, and the Company has agreed to supply additional working capital to Silo in three separate installments of $50,000, to be supplied at the end of January 2017, February 2017 and March 2017, respectively. A copy of the Purchase Agreement is filed as an exhibit to this Form 8-K.

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Elizabeth Honeycutt (one of the Sellers) is related to Timothy Honeycutt, who is a member of the Company’s Board of Directors (the “Board”). Nevertheless, the negotiation of the Purchase Agreement was on an arm’s length basis, and Mr. Honeycutt recused himself from all deliberations and decisions of the Board related to the Purchase Agreement and the transactions contemplated thereby, including, without limitation, the authorization of the Purchase Agreement, the authorization of the creation of the Series S convertible preferred stock of the Company, and the authorization of the issuance of shares of the Series S convertible preferred stock to Elizabeth Honeycutt.

Silo is in the marketing industry. The Company will disclose a more comprehensive description of the business of Silo together with the Company’s filing of the required financial statements for Silo, which filing will be made by appropriate means within 71 calendar days of the filing of this Form 8-K. As of the filing date of this Form 8-K, the audit of the applicable financial statements of Silo remains to be completed.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures under Item 1.01 above, under the heading “Acquisition of Silo Marketing & Funding LLC”, are incorporated hereunder by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 above, under the heading “Amendment of the Credit Facility Arrangement with TCA Global Credit Master Fund, LP”, are incorporated hereunder by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

On November 18, 2016 and December 30, 2016, the Company engaged in the following unregistered issuances of securities in connection with the matters disclosed under Item 1.01 above:

•	On November 18, 2016, the Company issued to TCA three convertible promissory notes (each in the amount of approximately $66,667) maturing on May 18, 2017, August 18, 2017 and November 18, 2017, respectively, as part of the consideration associated with the credit facility arrangement, as amended, described under Item 1.01 above, under the heading “Amendment of the Credit Facility Arrangement with TCA Global Credit Master Fund, LP”. Each of those convertible promissory notes is convertible into shares of the Company’s Common Stock only upon an event of default under the Company’s credit facility arrangement, as amended, with TCA; however, each of those notes provides that TCA will not be entitled to convert the note to the extent that such conversion would cause TCA to beneficially own more than 4.99% of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion. A copy of each of the convertible promissory notes described in this bullet point is filed as an exhibit to this Form 8-K.

•	On December 30, 2016, the Company issued to TCA one (1) share of Series X preferred stock of the Company in connection with, and as part of the consideration for, the credit facility arrangement, as amended, described under Item 1.01 above, under the heading “Amendment of the Credit Facility Arrangement with TCA Global Credit Master Fund, LP”. The disclosure under Item 3.03 below, which describes the terms of the Series X preferred stock of the Company, is incorporated hereunder by this reference.

•	On December 30, 2016, the Company issued 125 shares of Series S convertible preferred stock of the Company to Peter Corrao and 125 shares of Series S convertible preferred stock of the Company to Elizabeth Honeycutt as consideration for the acquisition of Silo described under Item 1.01 above, under the heading “Acquisition of Silo Marketing & Funding LLC”. The disclosure under Item 3.03 below, which describes the terms of the Series S convertible preferred stock of the Company, is incorporated hereunder by this reference.

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The securities referenced above were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and, in each case, the recipient obtained the securities in question for investment purposes, without a view to distributing those securities, and had access to information concerning the Company, as required by the Securities Act. All of the securities identified above bear an appropriate restrictive legend.

Item 3.03. Material Modification to Rights of Security Holders.

Series S Convertible Preferred Stock

Adoption of Certificate of Designation

On December 28, 2016, the Board, by written consent, authorized the creation (using a portion of the authorized but unissued shares of blank check preferred stock of the Company) of a series of 250 shares of preferred stock, par value $0.001 per share, designated as “Series S Convertible Preferred Stock”, and, in connection therewith, adopted the Certificate of Designation, Preferences and Rights of Series S Convertible Preferred Stock (the “Series S Certificate of Designation”), a copy of which is filed as Exhibit 3.1.1 (and 4.1.1) to this Form 8-K. The Series S Certificate of Designation was filed with the Office of the Secretary of State of the State of Nevada on December 29, 2016. On January 6, 2017, the Company, upon the authorization by written consent of the Board, filed a Certificate of Correction with the Office of the Secretary of State of the State of Nevada to correct an inaccuracy in the Series S Certificate of Designation. A copy of that Certificate of Correction is also filed as part of Exhibit 3.1.1 (and 4.1.1) to this Form 8-K.

Voting Rights

When issued, the Series S convertible preferred stock votes together with the Company’s Common Stock, as follows: for each share of Series S convertible preferred stock held by a holder thereof, such holder will be entitled (in any stockholders’ meeting and in any action to be voted on or consented to by stockholders of the Company) to the number of votes (and the voting rights and powers) as such holder would have if such holder were holding that number of shares of the Company’s Common Stock into which such share of Series S convertible preferred stock is convertible on such date.

Conversion

Each share of Series S convertible preferred stock is convertible initially into the number of shares of the Company’s Common Stock equal to 0.1% of the number of shares of the Company’s Common Stock outstanding after giving effect to such conversion.

The description of the Series S convertible preferred stock set forth above is qualified in its entirety by the copy of the Series S Certificate of Designation filed as Exhibit 3.1.1 (and 4.1.1) to this Form 8-K.

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Series X Preferred Stock

Adoption of Certificate of Designation

On December 28, 2016, the Board, by written consent, authorized the creation (using a portion of the authorized but unissued shares of blank check preferred stock of the Company) of a series of one (1) share of Preferred Stock, par value $0.001 per share, designated as “Series X Preferred Stock”, and, in connection therewith, adopted the Certificate of Designation, Preferences and Rights of Series X Preferred Stock (the “Series X Certificate of Designation”), a copy of which is filed as Exhibit 3.1.2 (and 4.1.2) to this Form 8-K. The Series X Certificate of Designation was filed with the Office of the Secretary of State of the State of Nevada on December 29, 2016.

Voting Rights

Solely upon the occurrence and continuation of an event of default under the Company’s credit facility arrangement, as amended, with TCA, the holder of the one (1) share of Series X preferred stock would be entitled to vote on all matters subject to a vote or written consent of the holders of the Company’s Common Stock. In the event that the holder of the one (1) share of Series X preferred stock is so entitled to vote, that one (1) share of Series X preferred stock would entitle the holder thereof to that number of votes equal to the number of issued and outstanding shares of the Company’s Common Stock and all other securities, as of the applicable date of determination, on a fully diluted basis, plus one (1) vote, it being the intent that the holder of the one (1) share of Series X preferred stock shall have effective voting control of the Company upon the occurrence and continuation of an event of default under the Company’s credit facility arrangement, as amended, with TCA.

The description of the Series X preferred stock set forth above is qualified in its entirety by the copy of the Series X Certificate of Designation filed as Exhibit 3.1.2 (and 4.1.2) to this Form 8-K.

Item 5.01. Changes in Control of Registrant.

As a result of the Company’s issuance of the one (1) share of Series X preferred stock to TCA as disclosed under Items 1.01 and 3.02 hereof, TCA will, solely upon the occurrence and continuation of an event of default under the Company’s credit facility arrangement, as amended, with TCA, be entitled to exercise voting control of the Company. The disclosures under Items 1.01 and 3.02 hereof that describe the issuance of the one (1) share of Series X preferred stock to TCA are incorporated hereunder by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 5, 2017, the Board (excluding Timothy Honeycutt, who recused himself from the Board vote), by a unanimous vote taken at a special telephonic meeting on that date, appointed Timothy Honeycutt to serve in the capacity of Vice President and Chief Operating Officer of the Company until the earliest of his removal by the Board, his resignation or his death.

Mr. Honeycutt, 42, is an influential media driver whose entrepreneurial vision has helped improve the sales of multiple companies. Mr. Honeycutt purchased his first business, a franchise of ORECK Vacuum LLC, at the age of 21, and grew the business to 6 locations over a period of 15 years. Mr. Honeycutt took his media expertise to a national level, creating television and radio spots for multiple companies and helping to significantly increase their sales. Mr. Honeycutt was appointed to the Board on April 29, 2016 and serves as Chair of the Board’s Compensation Committee.

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In connection with Mr. Honeycutt’s appointment to the Board in April 2016, the Company previously issued to him a convertible promissory note in the original principal amount of $25,000, maturing 3 years from the date of issuance, accruing interest at a rate of 12.0% per annum and convertible into shares of the Company’s Common Stock at a 40.0% discount to the market price of those shares. The Company did not enter into any new or additional compensation arrangements with Mr. Honeycutt in connection with his appointment as Vice President and Chief Operating Officer of the Company.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
3.1.1 (and 4.1.1)	Certificate of Designation, Preferences and Rights of Series S Convertible Preferred Stock of Artec Global Media, Inc., and Certificate of Correction

3.1.2 (and 4.1.2)	Certificate of Designation, Preferences and Rights of Series X Preferred Stock of Artec Global Media, Inc.

10.1	Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated as of November 18, 2016, between Artec Global Media, Inc. and TCA Global Credit Master Fund, LP

10.2	Convertible Promissory Note, dated November 18, 2016 (in the amount of $66,666.66 and maturing May 18, 2017), issued by Artec Global Media, Inc. to TCA Global Credit Master Fund, LP

10.3	Convertible Promissory Note, dated November 18, 2016 (in the amount of $66,666.66 and maturing August 18, 2017), issued by Artec Global Media, Inc. to TCA Global Credit Master Fund, LP

10.4	Convertible Promissory Note, dated November 18, 2016 (in the amount of $66,666.68 and maturing November 18, 2017), issued by Artec Global Media, Inc. to TCA Global Credit Master Fund, LP

10.5

Amendment No. 1 to Convertible Promissory Note, dated as of November 18, 2016, between Artec Global Media, Inc. and TCA Global Credit Master Fund, LP (this amends that certain Convertible Promissory Note, dated December 24, 2015 and originally set to mature on June 24, 2016, to extend the maturity date thereof to May 18, 2017)

10.6

Amendment No. 1 to Convertible Promissory Note, dated as of November 18, 2016, between Artec Global Media, Inc. and TCA Global Credit Master Fund, LP (this amends that certain Convertible Promissory Note, dated December 24, 2015 and originally set to mature on September 24, 2016, to extend the maturity date thereof to August 18, 2017)

10.7

Amendment No. 1 to Convertible Promissory Note, dated as of November 18, 2016, between Artec Global Media, Inc. and TCA Global Credit Master Fund, LP (this amends that certain Convertible Promissory Note, dated December 24, 2015 and originally set to mature on December 24, 2016, to extend the maturity date thereof to November 18, 2017)

10.8	Purchase Agreement, dated as of December 30, 2016, among Artec Global Media, Inc., Elizabeth Honeycutt and Peter Corrao

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEC GLOBAL MEDIA, INC.

Dated: January 6, 2017	By:	/s/ Caleb Wickman
	Name:	Caleb Wickman
	Title:	President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

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